[ FRONT COVER ]



        THE WOODWARD VARIABLE ANNUITY

                  PATHMAKER


       ANNUAL REPORT DECEMBER 31, 1995

o ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY
              SEPARATE ACCOUNT SIX
    o THE WOODWARD VARIABLE ANNUITY FUND

   KEEPING YOU ON THE RIGHT FINANCIAL PATH


         [ WOODWARD FUNDS LOGO ART ]

Dear Contractholders:
Stronger sectors:                                       In 1996, we expect the current economic
  Exports                                               recovery/expansion to enter its sixth year. Good
  Capital spending                                      growth in exports is anticipated due to the
                                                        competitive strength of U.S. manufacturers and a
                                                        moderate expansion of the economies of our major
                                                        trading partners. Business spending is likely to show
                                                        continued good growth, but the rate of gain is likely
Real GDP growth of about 2.0%                           to be much below the rate of gain in 1995. Likely to
                                                        depress growth is a reduction in the rate of
                                                        inventory accumulation. The rate of inflation is
                                                        expected to be about in line with 1995. For 1996,
                                                        real GDP is expected to show a gain of about 2.0
                                                        percent (new chain-weight basis*) with inflation on a
CPI inflation about in a 2.5 to 3.0% range              CPI basis in a range of 2.5 to 3.0 percent.

                                                        Beginning in February, 1994, the Federal Reserve
                                                        increased the Fed funds rate in seven steps from 3.0
                                                        percent to 6.0 percent. This series of moves was a
                                                        pre-emptive action aimed at preventing the buildup of
Fed funds rate raised to 6.0%-- then lowered to 5.25%   inflationary pressures in the economy. It was also a
                                                        signal to the capital markets of the Fed's
                                                        determination to control inflation. On July 6, 1995,
                                                        in reaction to a slowing in the growth rate of the
                                                        economy, the Fed cut the Fed funds target rate by 25
                                                        basis points. On December 19 and January 31, the Fed
                                                        made two additional 25 basis point cuts to 5.25%,
                                                        reflecting their view that in recent months inflation
                                                        has been somewhat more favorable than they had
Federal Reserve policy intent is somewhat restraining   anticipated and that there has been a reduction in
                                                        inflationary expectations. In our view, despite these
                                                        reductions, Federal Reserve policy is still somewhat
                                                        restraining and is putting some downward pressure on
                                                        the growth rate of the economy.

Consumer spending to show moderate growth               1996 is expected to be another year of moderate
                                                        growth for consumer spending. Last year, in part as a
                                                        reaction to an increased burden of debt, there was
                                                        increased sensitivity to increases in light vehicle
                                                        sticker prices and in prices net of discounts. We
                                                        expect these factors to continue to influence light
                                                        vehicle sales in 1996, and that as a result, sales
Light vehicle sales in a range of 14.5 to 15.0          will be in a range of 14.5 to 15.0 million units,
  million units                                         compared to a total of 14.7 million units in 1995.
                                                        The computers and software category is likely to be
                                                        one of the stronger sectors within consumer spending.
                                                        A small recovery in housing starts to approximately
                                                        1.40 million units from an estimated 1.35 million
                                                        units in 1995 will help the growth of outlays for
                                                        furniture, appliances, carpeting and other household
Housing starts of about 1.40 million units              equipment.

                                                        Little change is expected in the inflation rate in
                                                        1996. The lagged effects of the slowing in growth
                                                        last year compared to 1994 have kept inflationary
                                                        pressure subdued. Consumers are cautious, and are
Inflationary pressure subdued                           likely to remain so in an environment in which many
                                                        feel threatened by the restructuring of corporations
                                                        large and small. In this environment consumers are
                                                        very price conscious and strongly resist price
                                                        increases. While on an overall basis, the CPI
                                                        inflation rate is likely to be about unchanged
                                                        compared to last year, we expect inflation in the
                                                        transportation sector to decline, as the increase in
                                                        used car prices falls well short of the 1995 rise of
CPI inflation in range of 2.5 to 3.0%                   10.4 percent. Slightly higher inflation is expected
                                                        in housing, as vacancy rates in apartment buildings
                                                        diminish. For the year, Consumer Price Index is
                                                        projected to show an increase of 2.5 to 3.0 percent,
                                                        compared to an increase of 2.8 percent in 1995.

Modest continued growth in 1997                         At the end of 1996, we expect the economy to be
                                                        showing reasonably balanced growth, with a modest
                                                        further expansion anticipated for 1997.

                                                        We hope you find this information useful and
                                                        informative and thank you for your continued interest
                                                        and support.
                                                                         Sincerely,
                                                                         /s/ George Abel
                                                                         George Abel
/TABLE

ITT Hartford Life & Annuity Insurance Company
Separate Account Six
Statements of Assets & Liabilities
December 31, 1995
Assets:
  Woodward
  Balanced
  Fund
    Shares            688,239
    Cost           $7,328,714
    Market Value   $7,753,012

  Woodward
  Growth/Value
  Fund
    Shares            272,222
    Cost           $2,904,152
    Market Value   $3,165,326

  Woodward
  Opportunity
  Fund
    Shares            400,890
    Cost           $4,271,604
    Market Value   $4,418,587

  Woodward
  Capital
  Growth Fund
    Shares            515,546
    Cost           $5,416,255
    Market Value   $5,863,145

  Woodward
  Money
  Market Fund
    Shares            655,679
    Cost           $  655,679
    Market Value   $  655,679

  PCM Global
  Growth
    Shares            16,548
    Cost          $  229,859
    Market Value  $  251,197

  PCM Global
  Asset
  Allocation
  Fund
    Shares            240,907
    Cost           $3,585,410
    Market Value   $3,890,642

  PCM Diversified
  Income Fund
    Shares             92,663
    Cost           $  961,887
    Market Value   $1,022,072

  PCM U.S.
  Government
  and High
  Quality
  Bond Fund
    Shares             95,703
    Cost           $1,227,398
    Market Value   $1,314,959

                                                                                                                      PCM  U.S.
                                                         Woodward   Woodward     PCM     PCM Global       PCM         Government
                     Woodward    Woodward    Woodward     Capital     Money     Global      Asset      Diversified     and High
                     Balanced  Growth/Value Opportunity    Growth     Market    Growth   Allocation       Income     Quality Bond
                       Fund        Fund        Fund         Fund      Fund       Fund        Fund          Fund          Fund
                   ----------------------------------------------------------------------------------------------------------------
Market Value       $7,753,012  $3,165,326   $4,418,587   $5,863,145   $655,679   $  251,197  $3,890,642   $1,022,072    $1,314,959
Dividends
 receivable                 0           0            0            0        277            0           0            0             0
Receivable from
  fund shares
  sold                      0           0            0            0          0           29           0            0           151
Receivable
  from ITT
  Hartford Life
   & Annuity
  Insurance Co.        71,523      43,729        2,309        2,397         98            0         369        27,886            0
                   ----------  ----------   ----------   ----------   ---------  ----------  ----------    ----------   ----------
Total Assets        7,824,535   3,209,055    4,420,896    5,865,542    656,054      251,226   3,891,011     1,049,958    1,315,110
                   ----------  ----------   ----------   ----------   ---------  ----------  ----------    ----------   ----------
Liabilities:
  Payable to ITT
  Hartford
  Life & Annuity
  Insurance Co.             0           0            0            0           0          29           0             0          151
  Payable for
    fund shares
    purchased          72,720      43,692        2,310        2,333           0           0         370        27,886            0
                   ----------  ----------   ----------   ----------   ---------  ----------  ----------    ----------   ----------
  Total
    Liabilities        72,720      43,692        2,310        2,333           0          29         370        27,886          151
                   ----------  ----------   ----------   ----------   ---------  ----------  ----------    ----------   ----------
  Net Assets       $7,751,815  $3,165,363   $4,418,586   $5,863,209   $ 656,054  $  251,197  $3,890,641    $1,022,072   $1,314,959
                   ==========  ==========   ==========   ==========   =========  ==========  ==========    ==========   ==========
Variable Annuity
  Policies:
  Units Owned by
  Participants        678,687     270,551      402,309      512,959     637,117      21,336     332,770       91,387       115,951
Unit Price         $11.421788  $11.699671   $10.983065   $11.430181   $1.029723  $11.773171  $11.691668   $11.184020    $11.340651

The accompanying notes are an integral part of these financial statements.

ITT Hartford Life & Annuity Insurance Company
Separate Account Six
Statements of Operations
For the Period from Inception,
February 15, 1995, to December 31, 1995
                                                                                                                        PCM  U.S.
                                                              Woodward   Woodward    PCM     PCM Global      PCM       Government
                     Woodward      Woodward      Woodward      Capital     Money    Global      Asset    Diversified    and High
                     Balanced    Growth/Value   Opportunity    Growth     Market    Growth   Allocation     Income    Quality Bond
                       Fund          Fund          Fund         Fund       Fund      Fund       Fund        Fund          Fund
                   ----------------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends           $  117,802   $   26,329   $   12,637  $   23,259  $ 11,569  $      0  $        0  $        0     $    0
Expenses:
  Mortality and
    expense
    undertakings         (41,621)     (17,647)     (24,368)    (33,304)   (3,130)   (1,539)    (21,635)     (5,681)    (7,716)
  Net investment
    income(loss)          76,181        8,682      (11,731)    (10,045)    8,439    (1,539)    (21,635)     (5,681)    (7,716)
Net realized and
  unrealized gain
  (loss) on
  investments:
Net realized gain
  (loss) on security
  transactions               (38)        (301)          22        (153)        0       (83)        220          14        149
Net unrealized
  appreciation
  of investments
  during
  the period             424,298      261,174      146,983     446,890         0    21,338     305,231      60,185     87,562
Net gains on
  investments            424,260      260,873      147,005     446,737         0    21,255     305,451      60,199     87,711
Net increase in net
  assets resulting
  from operations     $  500,441   $  269,555   $  135,274  $  436,692  $  8,439  $ 19,716  $  283,816  $   54,518    $79,995

ITT Hartford Life & Annuity Insurance Company
Separate Account Six
Statements of Changes in Net Assets
For the Period from Inception,
February 15, 1995, to December 31, 1995
Operations:
  Net investment
  income (loss)       $   76,181   $    8,682   $  (11,731) $  (10,045) $  8,439  $ (1,539) $  (21,635)  $   (5,681)   $(7,716)
  Net realized
    gain (loss)
    on security
    transactions             (38)        (301)          22        (153)        0       (83)        220          14         149
  Net unrealized
    appreciation
    of investments
    during the
    period               424,298      261,174      146,983     446,890         0    21,338     305,231      60,185      87,562
  Net increase in
    net assets
    resulting from
    operations           500,441      269,555      135,274     436,692     8,439    19,716     283,816      54,518      79,995
Unit transactions:
  Premiums             6,886,652    2,785,446    3,995,211   5,237,946   607,825   153,142   3,409,768     913,625   1,236,786
  Net transfers          427,840      142,382      322,557     243,179    44,272    78,454     232,158      81,213      13,399
  Surrenders             (63,118)     (32,020)     (34,456)    (54,608)   (4,482)     (115)    (35,101)    (27,284)    (15,221)
  Net increase in
    net assets
    resulting
    from unit
    transactions       7,251,374    2,895,808    4,283,312   5,426,517   647,615   231,481   3,606,825     967,554   1,234,964
  Total increase
    in net assets      7,751,815    3,165,363    4,418,586   5,863,209   656,054   251,197   3,890,641   1,022,072   1,314,959
Net Assets:
  Beginning of
  Period                       0            0            0           0         0         0           0           0           0
  End of Period       $7,751,815   $3,165,363   $4,418,586  $5,863,209  $656,054  $251,197  $3,890,641  $1,022,072  $1,314,959

The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT SIX
                          ITT HARTFORD LIFE & ANNUITY
                               INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

1. Organization:

      Separate Account Six (the Account) is a separate investment account within ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account commenced operations on February 15, 1995. The Account invests deposits by variable life contractholders of the Company in various mutual funds as directed by the contractholders.

2. Significant Accounting Policies:

      The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

      a) Security Transactions--
         Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date.

      b) Security Valuation--
         The investments in shares of the Woodward Variable Annuity Fund (Balanced Fund, Growth/Value Fund, Opportunity Fund, Capital Growth Fund and Money Market Fund) or the Putnam Capital Manager Trust (PCM Global Growth Fund, PCM Global Asset Allocation Fund, PCM Diversified Income Fund, PCM U.S. Government and High Quality Bond Fund) are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

      c) Federal Income Taxes--
         The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

      d) Uses of Estimates--
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. Administration of the Account and Related Charges:

      a) Mortality and Expense Undertakings--
         The Company, as issuer of variable annuity contracts, makes deductions for mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.25% of the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of 0.15% of the Account's average daily net assets.

      b) Deduction of Annual Maintenance Fee--
         Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

Report of Independent Public Accountants

To ITT Hartford Life & Annuity Insurance Company Separate Account Six and to the Owners of Units of Interest therein:

We have audited the accompanying statement of assets & liabilities of ITT Hartford Life & Annuity Insurance Company Separate Account Six (the Account) as of December 31, 1995, and the related statement of operations and the statement of changes in net assets for the period from inception, February 15, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life & Annuity Insurance Company Separate Account Six as of December 31, 1995, and the results of its operations and the changes in its net assets for the period from inception, February 15, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

Hartford, Connecticut,
February 19, 1996.                                      ARTHUR ANDERSEN LLP

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                    WOODWARD VARIABLE ANNUITY BALANCED FUND

OBJECTIVE:

     The Woodward Variable Annuity Balanced Fund (the "Fund") maintains a portfolio of equities, fixed income and cash equivalent securities. The Fund's objective is to achieve a long-term total return through a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective through active management of the relative weights of stocks, bonds and cash equivalents and by superior securities selection within each of these major asset groups.

PERFORMANCE HIGHLIGHTS:

     From the Fund's March 30 inception through the fiscal year ended December 31, 1995, the net asset value increased from $10.00 to $11.27. During this same period, the Fund provided a 15.2 percent return while the blended return of the S&P 500 and the Lehman Aggregate Bond Index generated a 20.2 percent return. This synthetic blend of indices has similar asset allocation characteristics but is not subject to expenses of a mutual fund.

     Since inception, the Fund's asset allocation between stocks and bonds remained relatively constant at approximately 51 percent stocks and 35 percent bonds. Cash equivalents rose slightly from 6 percent to 14 percent as we reduced our exposure slightly to stocks and bonds. Dividends paid totaled $0.25 per share.

     The stock market ended 1995 with its third best year since 1948 as measured by the S&P 500 Index's 37.5 percent return. The year ended December 31, 1995 with our equity portfolio providing an attractive absolute annual return from virtually any historical perspective. In addition, as the year proceeded and the market became more broad based, our relative performance advanced versus the market and similar funds. The dichotomy between the S&P 500 Index return and the equity portion of our return can be explained in large part due to the continued surge in a narrow group of large capitalization stocks. Namely, the market was dominated by finance, technology and healthcare companies averaging over $30 billion in market capitalization. The risk profile associated with beating the index would require a level of concentration that would violate our discipline to remain well diversified. The merit to our low risk approach has gained favor as the technology sector weakened and relative performance improved in the fourth quarter.

     In the fixed income markets, yields declined across the yield curve during the second half of the year as the Federal Reserve lowered the Fed Funds rate to 5.50 percent during the fourth quarter of 1995 and the economy showed more signs of sluggish growth with no signs of accelerating inflation. Our strong fixed income performance both on an absolute basis and versus the Lehman Aggregate Bond Index was the result of a number of strategies performing well. Our position within Mortgage Backed Securities (MBS) was a large positive, as it has been all year. The Fund benefited from declining yields through price appreciation, particularly on discount Collateralized Mortgage Obligations (CMOs). Also, premium CMOs backed by very seasoned high coupon loans prepaid relatively slowly all year, thus enhancing return. The high yield provided by Inverse Floater CMOs and the price appreciation of discount inverse floaters and principal only CMOs made a significant contribution to the higher return for the year. Moreover, our slightly longer duration also helped performance. Our defensive position in longer Treasury Strips had a slightly negative impact due to the modest steepening in the yield curve. Our overweighting in 2-4 year Treasuries continues to be a positive evidenced by the modest yield curve steepening that occurred in the fourth quarter of 1995.

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
              WOODWARD VARIABLE ANNUITY BALANCED FUND (Continued)

                       Growth of $10,000 Invested in the
  Woodward Variable Annuity Balanced Fund, the Lipper Balanced Universe and a
               60% S&P 500; 40% Lehman Aggregate Bond Index Blend

                                [ CHART ]

              3/95       6/95        9/95       12/95
           -------     -------     -------     -------
Fund       $10,000     $10,544     $11,010     $11,524
Lipper     $10,000     $10,710     $11,302     $11,781
Index      $10,000     $10,814     $11,413     $12,021

                             Since Inception (3/30/95)
       Total Return
     Through 12/31/95          Actual       Annualized
     ----------------          ------       ----------
Woodward Variable Annuity       15.2%         20.2%
Balanced Fund

Lipper Balanced Universe        17.8%         23.5%(1)

60% S&P 500; 40% Lehman         20.2%         26.7%(2)
Aggregate Bond Index

(1) Actual return for the year ended December 31, 1995 is 25.2%.
(2) Actual return for the year ended December 31, 1995 is 29.7%.
Past performance is not predictive of future performance.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                  WOODWARD VARIABLE ANNUITY GROWTH/VALUE FUND

Objective:

     The Woodward Variable Annuity Growth/Value Fund (the "Fund") seeks to achieve long-term capital appreciation and, secondarily, to produce current income approximating that prevailing within the general equity market. The Fund strives to purchase issues, primarily of larger domestic companies, that have superior growth potential and are judged mispriced by the market. The Fund is broadly diversified and has market risk similar to the S&P 500.

Performance Highlights:

     The stock market ended 1995 with its third best year since 1948 and its best year since 1958. Mutual funds mirrored this rise, but at a more modest rate. The Fund returned 17.2% since inception (March 30, 1995) through year end 1995 as compared to the S&P 500 Index's 25.3% return for the same period. The dichotomy between the S&P Index return and the Fund's return primarily reflected two points. First, in contrast to most mutual funds, the S&P 500 Index is a cashless portfolio dominated by companies averaging over $30 billion in market capitalization. Second, during 1995, the S&P return was dominated by the finance, technology and healthcare sectors. To have generated larger returns, the Growth/Value Fund would have been forced to unduly concentrate, thereby incurring unacceptable levels of risk. Net, the Fund's annualized 22.8% return for 1995 was nearly two and one half times the stock market's historic annual average return. It was a very good year to be a common stock investor.

     As the technology sector continued to weaken during the fourth quarter and the market breadth widened, the Fund continued the performance rebound begun during the third quarter. The Fund recorded a 5.4% return for the final quarter of 1995, within one percent of the S&P return of 6.0%. This was good progress when compared to other mutual funds. This Fund would be most closely identified as a "Growth and Income" fund by Lipper Analytical Services. The average fourth quarter return for Lipper Growth and Income funds was 4.5%. The average diversified U.S. stock fund recorded a 3.1% return for the period. If sector and foreign funds are included, the average stock fund return was 2.5%.

     Since inception, the net asset value of the Fund advanced from $10.00 to $11.63 and distributions from net investment income totaled $0.13 per share. Turnover during the year was moderate at approximately 17%. Cash was reduced from 13.0% to 7.6% during the year. The Fund will remain as fully invested in stocks as practicable. Cash will not be used for market timing or asset allocation purposes.

     As measured from virtually any historical perspective, the Fund provided a very large absolute return during 1995. In addition, as the year proceeded and the market became more broad based, the Fund's relative performance advanced versus the market and similar funds. Although it is impossible to predict whether 1996 will provide common stock investors with another year of historically high returns, we are confident the Fund's balance provides the appropriate mix of risk versus return for a long-term core equity investment.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
            WOODWARD VARIABLE ANNUITY GROWTH/VALUE FUND (Continued)

                       Growth of $10,000 Invested in the
              Woodward Variable Annuity Growth/Value Fund and the
                          Standard & Poor's 500 Index

                                  [ CHART ]

            3/95        6/95        9/95       12/95
          -------     -------     -------     -------
Fund      $10,000     $10,477     $11,164     $11,720
Index     $10,000     $10,953     $11,823     $12,534

                               Since Inception (3/30/95)
       Total Return
     Through 12/31/95           Actual       Annualized
     ----------------           ------       ----------
Woodward Variable Annuity        17.2%         22.8%
Growth/Value Fund

S&P 500 Index*                   25.3%         33.7%(1)

* A broad-based, unmanaged equity index comprised of larger U.S. publicly traded corporations.
  (1) Actual return for the year ended December 31, 1995 is 37.5%.
  Past performance is not predictive of future performance.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                 WOODWARD VARIABLE ANNUITY CAPITAL GROWTH FUND

Investment Objective:

     The Woodward Variable Annuity Capital Growth Fund (the "Fund") invests in common stocks of primarily domestic companies with prospects for superior, sustainable annual earnings growth, ideally supported by strong, unit-driven revenue growth and margin expansion as well as conservative financial leverage. The Fund is intended for the investor whose principal objective is long-term capital appreciation and, at the same time, is tolerant of variable dividend income. The portfolio is managed with an average risk profile by investing in larger, better managed companies having above average historical earnings growth and consistency. The Fund is expected to outperform the broad market and the average of similarly managed portfolios over time.

Performance Highlights:

     From the Fund's March 30 inception through the fiscal year end ended December 31, 1995, the net asset value of the Fund advanced from $10.00 to $11.37. Distributions from net investment income totaled $0.05 per share. Turnover during the year was very low but this was distorted because strong cash inflows throughout the year allowed repositioning of individual stocks within the Fund as necessary.

     Since inception, the Fund returned 14.2%. Although this represents an acceptable absolute return in its own right, the Fund lagged its benchmarks for the year as a whole: the S&P 500 total return, which is not impacted by transaction or management fees, was 25.3% during this same period. It is the intent of Fund management to run this as a broadly diversified equity product, with the expectation to do well in markets not defined by narrow leadership.

     The year as a whole proved to be a difficult climate in which to excel for broadly diversified, longer term oriented funds such as the Woodward Variable Annuity Capital Growth Fund. Notwithstanding the very near-term horizon, affected by modest but slowing economic growth, a stabilization in growth expectations, and increasingly difficult earnings comparisons in the operationally levered cyclical industries, the outlook for equities is positive. Supportive forces for the equity market include both a monetary policy with sufficient room for easing due to the absence of visible inflationary pressures, and record levels of free cash flow generation. Investing in high quality stocks is more relevant now than has been the case all year, and we remain enthused about growth investing in general and the prospects for the Woodward Variable Annuity Capital Growth Fund, in particular, as we focus on companies with superior, top-line driven growth opportunities.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                           WOODWARD VARIABLE ANNUITY
                        CAPITAL GROWTH FUND (Continued)

                       Growth of $10,000 Invested in the
             Woodward Variable Annuity Capital Growth Fund and the
                          Standard & Poor's 500 Index

                                [ CHART ]

            3/95        6/95        9/95        12/95
          -------     -------     -------     -------
Fund      $10,000     $10,364     $10,818     $11,423
Index     $10,000     $10,953     $11,823     $12,534

                               Since Inception (3/30/95)
       Total Return
     Through 12/31/95           Actual       Annualized
     ----------------           ------       ----------
Woodward Variable Annuity       14.2%         18.8%
Capital Growth Fund

S&P 500 Index*                  25.3%         33.7%(1)

* A broad-based, unmanaged equity index comprised of larger U.S. publicly traded corporations.
  (1) Actual return for the year ended December 31, 1995 is 37.5%.
  Past performance is not predictive of future performance.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                   WOODWARD VARIABLE ANNUITY OPPORTUNITY FUND

Objective:

     The Woodward Variable Annuity Opportunity Fund (the "Fund") maintains a portfolio of stocks of smaller to mid-sized companies. The Fund's objective is to achieve long-term capital appreciation and to maintain a moderate level of dividend income. The Fund concentrates on quality companies with above average growth potential and superior returns on investment.

Performance Highlights:

     From the Fund's March 30 inception through the fiscal year ended December 31, 1995, small to mid-capitalization company stocks returned 22.6% as measured by the Russell 2500 index. This compares to the 25.3% return for the large capitalization oriented Standard & Poor's 500 Index. This marks the second consecutive year that small-cap stocks have lagged their large-capitalization counterparts.

     The Fund returned 10.7% during this same period in 1995. Since inception, the net asset value of the Fund increased from $10.00 to $11.02 and distributions from net investment income were $.05 per share. While the absolute return for the Fund was strong, it lagged behind the Russell 2500 Index, which is an unmanaged, broad based index of small to intermediate capitalization equities. The Index has similar market capitalization characteristics as the Fund but is not subject to the expenses of a mutual fund.

     The Fund's performance relative to the Russell 2500 was primarily the result of two factors: 1) a market environment that favored high growth, momentum oriented investment styles; and 2) a narrow market with only the technology and financial services sectors outperforming the overall index. As a result of the Fund's emphasis on companies exhibiting above average growth with reasonable valuations, and the desire to keep the portfolio broadly diversified, the Fund has typically lagged in the type of market environment experienced in 1995.

     Over the very long-term, small capitalization stocks have provided returns superior to their large capitalization counterparts, but with more volatility. The Fund employs a conservative approach intended to provide exposure to small capitalization stocks while dampening the volatility inherent in this sector of the market. This is done by: 1) focusing on high quality companies with above average growth prospects; 2) utilizing a disciplined valuation approach; and 3) being well diversified among various market sectors. We believe this strategy has produced favorable performance in a variety of market environments, and we are optimistic our approach will prove rewarding over the long-term.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
             WOODWARD VARIABLE ANNUITY OPPORTUNITY FUND (Continued)

                       Growth of $10,000 Invested in the
               Woodward Variable Annuity Opportunity Fund and the
            Standard & Poor's 500 and the Russell 2500 Stock Indices

                             [ CHART ]

                 3/95      6/95      9/95     12/95
               -------   -------   -------   -------
Fund           $10,000   $10,507   $11,021   $11,073
S&P 500        $10,000   $10,953   $11,823   $12,534
Russell 2500   $10,000   $10,890   $11,935   $12,261

                               Since Inception (3/30/95)
       Total Return
     Through 12/31/95           Actual       Annualized
     ----------------           ------       ----------
Woodward Variable Annuity       10.7%         14.3%
Opportunity Fund

S&P 500 Index*                  25.3%         33.7%(1)

Russell 2500 Index              22.6%         30.1%(2)

* A broad-based, unmanaged equity index comprised of larger U.S. publicly traded corporations.
  (1) Actual return for the year ended December 31, 1995 is 37.5%.
  (2) Actual return for the year ended December 31, 1995
      is 31.7%

  Past performance is not predictive of future performance.

                       THE WOODWARD VARIABLE ANNUITY FUND
                      STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 1995


                                                         BALANCED    GROWTH/VALUE   OPPORTUNITY   CAPITAL GROWTH   MONEY MARKET
                                                           FUND          FUND           FUND           FUND            FUND
                                                        -----------  ------------   -----------    -------------   ------------
ASSETS:
Investment in securities:
      At cost                                           $10,304,271    $3,372,053     $4,643,314     $5,914,427      $1,116,942
                                                        ===========    ==========     ==========     ==========      ==========
      At value (Note 2)                                 $11,057,591    $3,682,218     $4,878,819     $6,425,745      $1,121,034
Cash                                                             --            --             --             --          16,276
Receivable for securities sold                               11,794            --         66,978             --              --
Receivable for shares purchased                              72,720        43,692          2,310          2,333              --
Income receivable                                            57,106         7,666          5,065          5,699           5,246
Deferred organization costs, net (Note 2)                    25,155        25,155         25,155         25,155          25,155
Prepaids and other assets                                    12,774         4,560          6,484          5,489          11,910
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL ASSETS                                       11,237,140     3,763,291      4,984,811      6,464,421       1,179,621
                                                        -----------    ----------     ----------     ----------      ----------
LIABILITIES:
Payable for securities purchased                              6,654         2,495          3,327         19,961              --
Accrued investment advisory fees                              6,866         2,299          2,976          4,014             437
Accrued custodial fees                                        4,143         1,861          2,716          1,066             625
Dividends payable                                                --            --             --             --             495
Other payables and accrued expenses                           8,601         2,945          3,427          4,444           2,172
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL LIABILITIES                                      26,264         9,600         12,446         29,485           3,729
                                                        -----------    ----------     ----------     ----------      ----------
      NET ASSETS                                        $11,210,876    $3,753,691     $4,972,365     $6,434,936      $1,175,892
                                                        ===========    ==========     ==========     ==========      ==========
Net assets consist of:
Capital shares (unlimited number of shares
  authorized, par value $.10 per share)                 $    99,514    $   32,280     $   45,113     $   56,584      $  117,589
Additional paid-in capital                               10,304,398     3,378,827      4,728,998      5,863,045       1,058,303
Accumulated undistributed net investment income               1,628            22             43             50              --
Accumulated undistributed net realized gains (losses)        52,016        32,397        (37,294)         3,939              --
Net unrealized appreciation on investments                  753,320       310,165        235,505        511,318              --
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL NET ASSETS                                  $11,210,876    $3,753,691     $4,972,365     $6,434,936      $1,175,892
                                                        ===========    ==========     ==========     ==========      ==========
Shares of capital stock outstanding                         995,136       322,802        451,125        565,837       1,175,892
                                                        ===========    ==========     ==========     ==========      ==========
Net asset value and redemption price per share          $     11.27    $    11.63     $    11.02     $    11.37      $     1.00
                                                        ===========    ==========     ==========     ==========      ==========

See accompanying notes to financial statements.

                       THE WOODWARD VARIABLE ANNUITY FUND
                            STATEMENTS OF OPERATIONS

                     For the Period Ended December 31, 1995


                                                       BALANCED   GROWTH/VALUE   OPPORTUNITY   CAPITAL GROWTH   MONEY MARKET
                                                         FUND         FUND           FUND           FUND            FUND
                                                       --------   ------------   -----------   --------------   ------------
INVESTMENT INCOME (Note 2):
  Interest                                             $182,069     $  7,942       $ 12,754       $ 14,905        $ 35,048
  Dividends                                              58,307       35,714         19,400         30,878              --
                                                       --------     --------       --------       --------        --------
      TOTAL INVESTMENT INCOME                           240,376       43,656         32,154         45,783          35,048
                                                       --------     --------       --------       --------        --------
EXPENSES (Notes 2, 3 and 5):
  Investment advisory fee                                40,501       12,510         16,064         20,847           2,731
  Professional fees                                      13,669       13,524         14,396         13,524          13,524
  Custodial fee                                          29,452       19,441         31,017         14,326           5,176
  Transfer and dividend disbursing agent fees             3,337        3,321          3,344          3,346           3,246
  Amortization of deferred organization costs             4,439        4,439          4,439          4,439           4,439
  Marketing expense                                      26,604       26,604         26,604         26,604          26,604
  Registration, filing fees and other expenses            8,242        2,056          2,178          3,872           8,156
  Less: Expense reimbursement                           (80,459)     (67,776)       (80,078)       (63,458)        (60,828)
                                                       --------     --------       --------       --------        --------
    NET EXPENSES                                         45,785       14,119         17,964         23,500           3,048
                                                       --------     --------       --------       --------        --------
NET INVESTMENT INCOME                                   194,591       29,537         14,190         22,283          32,000
                                                       --------     --------       --------       --------        --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses)                            52,016       35,828        (36,276)         8,122              --
  Net change in unrealized appreciation on
    investments                                         753,320      310,165        235,505        511,318              --
                                                       --------     --------       --------       --------        --------
    NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS    805,336      345,993        199,229        519,440              --
                                                       --------     --------       --------       --------        --------
NET INCREASE IN NET ASSETS FROM OPERATIONS             $999,927     $375,530       $213,419       $541,723        $ 32,000
                                                       ========     ========       ========       ========        ========

See accompanying notes to financial statements.

                       THE WOODWARD VARIABLE ANNUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     BALANCED      GROWTH/VALUE    OPPORTUNITY    CAPITAL GROWTH    MONEY MARKET
                                                       FUND            FUND            FUND            FUND             FUND
                                                  -------------    ------------    -----------    --------------    ------------
                                                   Period Ended    Period Ended    Period Ended    Period Ended     Period Ended
                                                  Dec. 31, 1995   Dec. 31, 1995   Dec. 31, 1995    Dec. 31, 1995   Dec. 31, 1995
                                                  -------------   -------------   -------------    -------------   -------------
FROM OPERATIONS:
  Net investment income                            $   194,591      $   29,537      $   14,190      $   22,283       $   32,000
  Net realized gains (losses)                           52,016          35,828         (36,276)          8,122               --
  Net change in unrealized appreciation on
    investments                                        753,320         310,165         235,505         511,318               --
                                                   -----------      ----------      ----------      ----------       ----------
  Net increase in net assets from operations           999,927         375,530         213,419         541,723           32,000
                                                   -----------      ----------      ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
  From net investment income                          (192,963)        (29,515)        (14,147)        (22,233)         (32,000)
  From realized gains                                       --          (3,431)             --          (4,183)              --
  In excess of realized gains                               --              --          (1,018)             --               --
                                                  -----------      ----------      ----------      ----------       ----------
    Total distributions                               (192,963)        (32,946)        (15,165)        (26,416)         (32,000)
                                                   -----------      ----------      ----------      ----------       ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                         10,294,774       3,508,134       4,792,328       6,001,443        1,168,068
  Net asset value of shares
    issued in reinvestment of distributions to
    shareholders                                       192,963          32,946          15,165          26,416           31,505
                                                   -----------      ----------      ----------      ----------       ----------
                                                    10,487,737       3,541,080       4,807,493       6,027,859        1,199,573
  Less: payments for shares redeemed                   (83,825)       (129,973)        (33,382)       (108,230)         (23,681)
                                                   -----------      ----------      ----------      ----------       ----------
  Net increase in net assets from capital share
transactions                                        10,403,912       3,411,107       4,774,111       5,919,629        1,175,892
                                                   -----------      ----------      ----------      ----------       ----------
NET INCREASE IN NET ASSETS                          11,210,876       3,753,691       4,972,365       6,434,936        1,175,892
NET ASSETS:
  Beginning of period                                       --              --              --              --               --
                                                   -----------      ----------      ----------      ----------       ----------
  End of period                                    $11,210,876      $3,753,691      $4,972,365      $6,434,936       $1,175,892
                                                   ===========      ==========      ==========      ==========       ==========
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          985,257         331,700         452,879         573,282        1,168,068
  Shares issued in reinvestment of
  distributions to shareholders                         17,604           2,942           1,398           2,411           31,505
                                                   -----------      ----------      ----------      ----------       ----------
                                                     1,002,861         334,642         454,277         575,693        1,199,573
  Less: shares redeemed                                 (7,725)        (11,840)         (3,152)         (9,856)         (23,681)
                                                   -----------      ----------      ----------      ----------       ----------
NET INCREASE IN SHARES OUTSTANDING                     995,136         322,802         451,125         565,837        1,175,892
CAPITAL SHARES:
  Beginning of period                                       --              --              --              --               --
                                                   -----------      ----------      ----------      ----------       ----------
  End of period                                        995,136         322,802         451,125         565,837        1,175,892
                                                   ===========      ==========      ==========      ==========       ==========

See accompanying notes to financial statements.

                  THE WOODWARD VARIABLE ANNUITY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 13.90%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05, and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                $1,536,830     $1,536,830
                                                                       ----------
  (Cost $1,536,830)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 34.16%
  U.S. Treasury Securities -- 15.45%
    Principal Strip from U.S. Treasury Securities
     due:
      11/15/18                                             100,000         24,289
      8/15/20                                              450,000         97,956
    Strip from U.S. Treasury Securities due:
      5/15/13                                              250,000         86,937
    U.S. Treasury Bonds:
      12.750%, 11/15/10                                    300,000        456,936
      10.375%, 11/15/12                                    150,000        207,375
    U.S. Treasury Notes:
      6.125%, 7/31/96                                      325,000        326,573
      7.875%, 1/15/98                                       50,000         52,539
      5.250%, 7/31/98                                      350,000        350,109
      6.375%, 8/15/02                                      100,000        105,094
                                                                       ----------
  (Cost $1,578,180)                                                     1,707,808
                                                                       ----------
  Agency Obligations -- 18.71%
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class
      Mortgage Participation Ctfs.:
        Series 11 Class D, 9.500%, 7/15/19                  50,000         55,643
        Series 22 Class C, 9.500%, 4/15/20                  13,811         15,647
        Series 47 Class F, 10.000%, 6/15/20                100,000        111,883
        Series 1084 Class F, AR, 5/15/21                   100,000        101,996
        Series 1084 Class S, IF, 5/15/21                    70,000         91,000
        Series 1297 Class H, 7.500%, 1/15/20                39,217         40,177
        Series 1360 Class PK, 10.000%, 12/15/20             25,000         28,699
        Series 1378 Class H, 10.000%, 1/15/21               50,000         57,604
        Series 1489 Class L, 5.500%, 4/15/08                83,485         81,452
        Series 1491 Class MA, 6.750%, 11/15/22             130,357        128,825
        Series 1483 Class E, 6.500%, 2/15/20                40,000         39,976
        Series 1531 Class K, 6.000%, 4/15/08                86,704         84,101
        Series 1585 Class NB, IF, 9/15/23                   24,166         19,574
        Series 1586 Class A, 6.000%, 9/15/08                33,592         32,322
        Series 1604 Class SE, IF, 11/15/08                  46,758         37,407
        Series 1606 Class LD, IF, 5/15/08                   30,763         23,082
        Series 1686 Class A, 5.000%, 2/15/24                46,225         41,220
        Series 1757-A Class A, 9.500%, 5/15/23              88,305         93,934
        Series 1796-A Class S, IF, 2/15/09                  25,000         18,875
    Federal National Mortgage Assn. Pass Thru
      Securities: Guaranteed Remic Trust:
        1989 Class 69-G, 7.600%, 10/25/19                   50,000         51,587
        1990 Class 1-D, 8.800%, 1/25/20                     50,000         53,128
        1990 Class 143-J, 8.750%, 12/25/20                  75,000         80,406
        1991 Class 144-PZ, 8.500%, 6/25/21                  71,161         75,277
        1993 Class 32-K, 6.000%, 3/25/23                    41,974         40,361
        1993 Class 139-SG, IF, 8/25/23                      86,582         67,128
        1993 Class 155-LA, 6.500%, 5/25/23                  43,397         42,812
        1993 Class 190-SE, IF, 10/25/08                     49,847         38,740
        1993 Class 214-L, 6.000%, 12/25/08                  83,876         82,900
        1993 Class 223-FB, AR, 12/25/23                     37,914         37,345
        1993 Class 223-SB, IF, 12/25/23                     14,582         11,666
        1994 Class 19-C, 5.000%, 1/25/24                    41,644         38,500
        1995 Class 13-B, 6.500%, 3/25/09                    96,054         93,922
        1992-G Class 42-Z, 7.000%, 7/25/22                  63,097         62,144
        1994-G Class 13-ZB, 7.000%, 11/17/24                53,615         51,320
    Government National Mortgage Assn. Pass Thru
      Ctfs. Guaranteed Remic Series 1994, Class SA,
      IF, 10/16/22                                         302,600         19,291
    Government National Mortgage Assn. Pass Thru
     Pool:
      #297628, 8.000%, 9/15/22                              38,093         39,795
      #313110, 7.500%, 11/15/22                             76,901         79,264
                                                                       ----------
  (Cost $1,977,423)                                                     2,069,003
                                                                       ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                            3,776,811
                                                                       ----------
  (Cost $3,555,603)

CORPORATE BONDS AND NOTES -- 0.91%
  Finance -- 0.91%
    Ford Credit Grantor Trust Asset Backed Ctf.
      Series 1994-A, Class A, 6.350%, 5/15/99               52,136         52,679
    Nationsbank Auto Grantor Trust Asset Backed Ctf.
      Series 1995-A, Class A, 5.85%, 6/15/02                48,214         48,491
                                                                       ----------
TOTAL CORPORATE BONDS AND NOTES                                           101,170
                                                                       ----------
  (COST $100,592)
                                                            Shares
                                                            -------

COMMON STOCKS -- 51.03%
  Aerospace -- 1.35%
    Boeing Co.                                               1,900        148,912
                                                                      -----------
  Air Transport -- 0.14%
    Air Express International Corp.                            700         16,100
                                                                      -----------

  Apparel -- 0.87%
    Nine West Group, Inc. *                                    350         13,125
    Russell Corp.                                            3,000         83,250
                                                                      -----------
                                                                           96,375
                                                                      -----------
    Banks -- 2.44%
    Barnett Banks, Inc.                                      1,600         94,400
    Charter One Financial, Inc.                                550         16,844
    Commerce Bancshares, Inc.                                  210          8,032
    Fleet Financial Group, Inc.                              3,200        130,400
    TCF Financial Corp.                                        600         19,875
                                                                      -----------
                                                                          269,551
                                                                      -----------
  Business Machines -- 1.05%
    Autodesk, Inc.                                           1,750         59,938
    Diebold, Inc.                                              300         16,612
    InterVoice, Inc. *                                         300          5,700
    Komag, Inc. *                                              400         18,450
    Xilinx, Inc. *                                             500         15,250
                                                                      -----------
                                                                          115,950
                                                                      -----------
  Business Services -- 3.91%
    American Management System, Inc. *                         450         13,500
    CDI Corp. *                                                400          7,200
    Deluxe Corp.                                             2,900         84,100
    DST Systems, Inc. *                                        200          5,700
    Dun & Bradstreet Corp.                                   1,500         97,125
    G & K Services, Inc. Class A                               400         10,200
    Interpublic Group of Companies, Inc.                     1,700         73,738
    Omnicom Group, Inc.                                        400         14,900
    SunGard Data Systems, Inc. *                               500         14,250
    WMX Technologies, Inc.                                   3,000         89,625
    Zilog, Inc. *                                              600         21,975
                                                                      -----------
                                                                          432,313
                                                                      -----------
  Chemicals -- 2.91%
    Dow Chemical Co.                                         1,300         91,488
    Great Lakes Chemical Corp.                               1,800        129,600
    RPM, Inc.                                                1,000         16,500
    Sigma-Aldrich Corp.                                      1,700         84,150
                                                                      -----------
                                                                          321,738
                                                                      -----------
  Construction -- 3.36%
    Crane Co.                                                  600         22,125
    Masco Corp.                                              3,200        100,400
    Stanley Works                                            2,000        103,000
    York International Corp.                                 3,100        145,700
                                                                      -----------
                                                                          371,225
                                                                      -----------
  Consumer Durables -- 1.10%
    Durakon Industries, Inc. *                                 400          5,000
    Invacare Corp.                                             200          5,050
    Leggett & Platt, Inc.                                      400          9,700
    Rubbermaid, Inc.                                         4,000        102,000
                                                                      -----------
                                                                          121,750
                                                                      -----------
  Containers -- 0.62%
    AptarGroup, Inc.                                           500         18,687
    Crown Cork & Seal Co., Inc. *                            1,200         50,100
                                                                      -----------
                                                                           68,787
                                                                      -----------
  Drugs and Medicine -- 5.77%
    Abbott Laboratories                                      2,200         91,850
    Bristol-Myers Squibb Co.                                 1,400        120,225
    Community Health System, Inc.                              300         10,688
    Health Care & Retirement Corp. *                           300         10,500
    Merck & Co., Inc.                                        1,500         98,625
    Scherer (R.P.) Corp. *                                     250         12,281
    Schering-Plough Corp.                                    2,600        142,350
    Sybron International Corp. *                               600         14,250
    US Healthcare, Inc.                                      2,700        125,550
    Vivra, Inc. *                                              450         11,306
                                                                      -----------
                                                                          637,625
                                                                      -----------
  Electronics -- 2.23%
    Allen Group Inc.                                           600         13,425
    Belden, Inc.                                               850         21,888
    Dynatech Corp. *                                         1,000         17,000
    General Motors Corp. Class E                             2,700        140,400
    Holophane Corp. *                                          575         12,506
    MEMC Electronic Materials *                                350         11,419
    Molex, Inc. Class A Non-Voting                             450         13,781
    3COM Corp. *                                               200          9,325
    Vishay Intertechnology, Inc. *                             200          6,300
                                                                      -----------
                                                                          246,044
                                                                      -----------
  Energy and Utilities -- 1.51%
    Entergy Corp.                                            1,500         43,875
    MCN Corp.                                                5,300        123,225
                                                                      -----------
                                                                          167,100
                                                                      -----------
  Energy Raw Materials -- 2.36%
    Apache Corp.                                               600         17,700
    Burlington Resources, Inc.                               2,000         78,500
    Schlumberger Ltd.                                        2,200        152,350
    Southwestern Energy Co.                                  1,000         12,750
                                                                      -----------
                                                                          261,300
                                                                      -----------
  Food and Agriculture -- 1.85%
    ConAgra, Inc.                                            1,700         70,125
    Sysco Corp.                                              3,700        120,250
    Universal Foods Corp.                                      350         14,044
                                                                      -----------
                                                                          204,419
                                                                      -----------
  Insurance -- 3.62%
    American International Group, Inc.                       1,225        113,312
    Chubb Corp.                                              1,500        145,125
    Citizens Corp.                                             700         13,038
    First Colony Corp.                                       4,500        114,187
    Transatlantic Holdings, Inc.                               200         14,675
                                                                      -----------
                                                                          400,337
                                                                      -----------
  International Oil -- 0.64%
    Royal Dutch Petroleum Co., N.Y.
Registry                                                       500         70,562
                                                                      -----------
  Liquor -- 0.97%
    Anheuser Busch Companies, Inc.                           1,600        107,000
                                                                      -----------
  Media -- 2.29%
    Banta Corp.                                                400         17,600
    Gannett Co., Inc.                                        2,000        122,750
    Washington Post Co. Class B                                400        112,800
                                                                      -----------
                                                                          253,150
                                                                      -----------
  Miscellaneous and Conglomerates --
   1.10%
    Arctco, Inc.                                               600          7,800
    Culligan Water Technologies, Inc. *                        400          9,700
    DENTSPLY International, Inc.                               450         18,000
    Department 56, Inc. *                                      150          5,756
    Greenfield Industries, Inc.                                650         20,313
    Health Management Associates, Inc.
      Class A *                                                550         14,369
    Littlefuse, Inc. *                                         400         14,700
    Minerals Technologies, Inc.                                400         14,600
    Wolverine Tube, Inc. *                                     450         16,875
                                                                      -----------
                                                                          122,113
                                                                      -----------
  Miscellaneous Finance -- 1.21%
    A.G. Edwards, Inc.                                         600         14,325
    Executive Risk, Inc.                                       600         17,400
    FINOVA Group, Inc.                                         650         31,363
    GMAC Investment Corp.                                      250         11,000
    Idex Corp.                                                 300         12,300
    PMI Group, Inc.                                            450         20,362
    Prudential Reinsurance Holding                             700         16,362
    Scotsman Industries, Inc.                                  600         10,575
                                                                      -----------
                                                                          133,687
                                                                      -----------
  Motor Vehicles -- 1.34%
    Excel Industries, Inc.                                     800         11,200
    General Motors Corp.                                     1,800         95,175
    Harley-Davidson, Inc.                                      750         21,562
    Myers Industries, Inc.                                     530          8,679
    Superior Industries International                          450         11,869
                                                                      -----------
                                                                          148,485
                                                                      -----------
  Non-Durables and Entertainment --
   0.76%
    Cracker Barrel Old Country Store,
     Inc.                                                    4,000         69,000
    Lancaster Colony Corp.                                     400         14,900
                                                                      -----------
                                                                           83,900
                                                                      -----------
  Non-Ferrous Metals -- 0.07%
    DT Industries, Inc.                                         600         8,100
                                                                      -----------
  Producer Goods -- 2.61%
    General Electric Co.                                      1,400       100,800
    Hubbell, Inc. Class B                                       400        26,300
    Juno Lighting, Inc.                                         800        12,800
    Stewart & Stevenson Services, Inc.                        4,300       108,575
    Teleflex, Inc.                                              200         8,200
    Trimas Corp.                                                700        13,213
    Watts Industries, Inc. Class A                              800        18,600
                                                                      -----------
                                                                          288,488
                                                                      -----------
  Retail -- 0.92%
    Cato Corp. Class A                                        1,600        12,400
    Kohls Corp. *                                               200        10,500
    Talbots, Inc.                                               250         7,188
    Toys R Us *                                               3,300        71,775
                                                                      -----------
                                                                          101,863
                                                                      -----------
  Telephone -- 3.00%
    AT&T Corp.                                                1,400        90,650
    Century Telephone Enterprises, Inc.                       3,000        95,250
    MCI Communications Corp.                                  5,600       146,300
                                                                      -----------
                                                                          332,200
                                                                      -----------
  Travel and Recreation -- 0.13%
    Callaway Golf Co.                                        650.00        14,706
                                                                      -----------
  Trucking and Freight -- 0.90%
    Ryder System, Inc.                                        4,000        99,000
                                                                      -----------
TOTAL COMMON STOCKS                                                     5,642,780
                                                                      -----------
  (Cost $5,111,246)

TOTAL INVESTMENTS                                                     $11,057,591
                                                                      ===========
  (Cost $10,304,271)

* Non-income producing security

                  THE WOODWARD VARIABLE ANNUITY BALANCED FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 1995

                       Notes to Portfolio of Investments

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture.

Adjustable Rate (AR)

Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow paters are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayment on the underlying mortgages of these securities increase, the yield on these securities increases.

                THE WOODWARD VARIABLE ANNUITY GROWTH/VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995

                     Description                       Face Amount   Market Value
                     -----------                       -----------   ------------
TEMPORARY CASH INVESTMENT -- 7.59%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05 and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)               $ 279,343      $  279,343
                                                                      ----------
  (Cost $279,343)
                                                          Shares
                                                          ------
COMMON STOCKS -- 92.41%
  Aerospace -- 2.98%
    Boeing Co.                                             1,400         109,725
                                                                      ----------
  Apparel -- 1.66%
    Russell Corp.                                          2,200          61,050
                                                                      ----------
  Banks -- 4.47%
    Barnett Banks, Inc.                                    1,200          70,800
    Fleet Financial Group, Inc.                            2,300          93,725
                                                                      ----------
                                                                         164,525
                                                                      ----------
  Business Machines -- 0.84%
    Autodesk, Inc.                                           900          30,825
                                                                      ----------
  Business Services -- 7.06%
    Deluxe Corp.                                           2,200          63,800
    Dun & Bradstreet Corp.                                 1,100          71,225
    Interpublic Group of Companies, Inc.                   1,300          56,387
    WMX Technologies, Inc.                                 2,300          68,713
                                                                      ----------
                                                                         260,125
                                                                      ----------
  Chemicals -- 5.87%
    Dow Chemical Co.                                         900          63,337
    Great Lakes Chemical Corp.                             1,300          93,600
    Sigma-Aldrich Corp.                                    1,200          59,400
                                                                      ----------
                                                                         216,337
                                                                      ----------
  Construction -- 6.99%
    Masco Corp.                                            2,300          72,162
    Stanley Works                                          1,500          77,250
    York International Corp.                               2,300         108,100
                                                                      ----------
                                                                         257,512
                                                                      ----------
  Consumer Durables -- 2.08%
    Rubbermaid, Inc.                                       3,000          76,500
                                                                      ----------
  Containers -- 1.02%
    Crown Cork & Seal Co. Inc. *                             900          37,575
                                                                      ----------
  Drugs and Medicine -- 11.46%
    Abbott Laboratories Corp.                              1,600          66,800
    Bristol-Myers Squibb Co.                               1,000          85,875
    Merck & Co., Inc.                                      1,100          72,325
    Schering-Plough Corp.                                  1,900         104,025
    US HealthCare, Inc.                                    2,000          93,000
                                                                      ----------
                                                                         422,025
                                                                      ----------
  Electronics -- 2.82%
    General Motors Corp. Class E                           2,000         104,000
                                                                      ----------
  Energy and Utilities -- 3.40%
    Entergy Corp.                                          1,100          32,175
    MCN Corp.                                              4,000          93,000
                                                                      ----------
                                                                         125,175
                                                                      ----------
  Energy Raw Materials -- 4.61%
    Burlington Resources, Inc.                             1,500          58,875
    Schlumberger Ltd.                                      1,600         110,800
                                                                      ----------
                                                                         169,675
                                                                      ----------
  Food and Agriculture -- 3.84%
    ConAgra, Inc.                                          1,300          53,625
    Sysco Corp.                                            2,700          87,750
                                                                      ----------
                                                                         141,375
                                                                      ----------
  Insurance -- 7.49%
    American International Group, Inc.                       900          83,250
    Chubb Corp.                                            1,100         106,425
    First Colony Corp.                                     3,400          86,275
                                                                      ----------
                                                                         275,950
                                                                      ----------
  International Oil -- 1.53%
    Royal Dutch Petroleum Co., N.Y. Registry                 400          56,450
                                                                      ----------
  Liquor -- 2.18%
    Anheuser-Busch Companies, Inc.                         1,200          80,250
                                                                      ----------
  Media -- 4.80%
    Gannett Co., Inc.                                      1,500          92,063
    Washington Post Co. Class B                              300          84,600
                                                                      ----------
                                                                         176,663
                                                                      ----------
  Motor Vehicles -- 1.87%
    General Motors Corp.                                   1,300          68,738
                                                                      ----------
  Non-Durables and Entertainment -- 1.22%
    Cracker Barrel Old Country Store, Inc.                 2,600          44,850
                                                                      ----------
  Producer Goods -- 4.07%
    General Electric Co.                                   1,100          79,200
    Stewart & Stevenson Services, Inc.                     2,800          70,700
                                                                      ----------
                                                                         149,900
  Retail -- 1.48%
                                                                      ----------
    Toys R Us *                                            2,500          54,375
                                                                      ----------

 Telephone -- 6.72%
    AT&T Corp.                                             1,000          64,750
    Century Telephone Enterprises, Inc.                    2,300          73,025
    MCI Communications Corp.                               4,200         109,725
                                                                      ----------
                                                                         247,500
                                                                      ----------
  Trucking and Freight -- 1.95%
    Ryder System, Inc.                                     2,900          71,775
                                                                      ----------
TOTAL COMMON STOCKS                                                    3,402,875
                                                                      ----------
TOTAL INVESTMENTS                                                     $3,682,218
                                                                      ==========
  (Cost $3,372,053)

* Non-income producing security

                 THE WOODWARD VARIABLE ANNUITY OPPORTUNITY FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 4.83%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05, and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                 $235,635     $  235,635
                                                                      ----------
  (Cost $235,635)
                                                           Shares
                                                           ------
COMMON STOCKS -- 95.17%
  Air Transport -- 1.51%
    Air Express International Corp.                         3,200         73,600
                                                                      ----------
  Apparel -- 1.15%
    Nine West Group, Inc. *                                 1,500         56,250
                                                                      ----------
  Banks -- 4.45%
    Charter One Financial, Inc.                             2,750         84,219
    Commerce Bancshares, Inc.                               1,045         39,971
    TCF Financial Corp.                                     2,800         92,750
                                                                      ----------
                                                                         216,940
                                                                      ----------
  Business Machines -- 5.69%
    Autodesk, Inc.                                          1,700         58,225
    Diebold, Inc.                                           1,300         71,987
    InterVoice, Inc. *                                      1,300         24,700
    Komag, Inc. *                                           1,400         64,575
    Xilinx, Inc. *                                          1,900         57,950
                                                                      ----------
                                                                         277,437
                                                                      ----------
  Business Services -- 8.20%
    American Management Systems, Inc. *                     2,400         72,000
    CDI Corp. *                                             1,500         27,000
    DST Systems, Inc. *                                       900         25,650
    G & K Services, Inc. Class A                            1,800         45,900
    Omnicom Group, Inc.                                     1,800         67,050
    SunGard Data Systems, Inc. *                            2,550         72,675
    Zilog, Inc. *                                           2,450         89,731
                                                                      ----------
                                                                         400,006
                                                                      ----------
  Chemicals -- 1.43
    RPM, Inc.                                               4,225         69,713
                                                                      ----------
  Construction -- 2.31%
    Crane Co.                                               3,050        112,469
                                                                      ----------
  Consumer Durables -- 2.10%
    Durakon Industries, Inc. *                              2,200         27,500
    Invacare Corp.                                            900         22,725
    Leggett & Platt, Inc.                                   2,000         48,500
    Sunrise Medical, Inc. *                                   200          3,700
                                                                      ----------
                                                                         102,425
                                                                      ----------
  Containers -- 1.76%
    AptarGroup, Inc.                                        2,300         85,962
                                                                      ----------
  Drugs and Medicine -- 5.85%
    Community Health System, Inc. *                         1,400         49,875
    Health Care & Retirement Corp. *                        1,400         49,000
    Scherer (R.P.) Corp. *                                    900         44,212
    Sybron International Corp.*                             3,500         83,125
    Vivra, Inc. *                                           2,350         59,044
                                                                      ----------
                                                                         285,256
                                                                      ----------
  Electronics -- 9.35%
    Allen Group, Inc.                                       2,800         62,650
    Belden, Inc.                                            3,900        100,425
    Dynatech Corp. *                                        4,400         74,800
    Holophane Corp. *                                       2,925         63,619
    MEMC Electronic Materials *                             1,450         47,306
    Molex, Inc. Class A Non-Voting                          1,825         55,891
    3COM Corp. *                                              500         23,313
    Vishay Intertechnology, Inc. *                            900         28,350
                                                                      ----------
                                                                         456,354
                                                                      ----------
  Energy Raw Materials -- 2.84%
    Apache Corp.                                            2,800         82,600
    Southwestern Energy Co.                                 4,400         56,100
                                                                      ----------
                                                                         138,700
                                                                      ----------
  Food and Agriculture -- 1.15%
    Universal Foods Corp.                                   1,400         56,175
                                                                      ----------
  Insurance -- 3.10%
    Citizens Corp.                                          3,600         67,050
    Transatlantic Holdings, Inc.                            1,150         84,381
                                                                      ----------
                                                                         151,431
                                                                      ----------
  Media -- 1.53%
    Banta Corp.                                             1,700         74,800
                                                                      ----------
  Miscellaneous and Conglomerates -- 11.38%
    Arctco, Inc.                                            2,700         35,100
    Culligan Water Technologies, Inc. *                     2,000         48,500
    DENTSPLY International, Inc.                            1,950         78,000
    Department 56, Inc. *                                     650         24,944
    Greenfield Industries, Inc.                             2,950         92,187
    Health Management Associates, Inc. Class A *            2,650         69,231
    Littlefuse, Inc. *                                      1,800         66,150
    Minerals Technologies, Inc.                             1,600         58,400
    Wolverine Tube, Inc. *                                  2,200         82,500
                                                                      ----------
                                                                         555,012
                                                                      ----------
  Miscellaneous Finance -- 12.06%
    CMAC Investment Corp.                                   1,400         61,600
    A.G. Edwards, Inc.                                      3,100         74,012
    Executive Risk, Inc.                                    2,600         75,400
    FINOVA Group, Inc.                                      2,750        132,687
    Idex Corp.                                              1,200         49,200
    PMI Group, Inc.                                         1,750         79,188
    Prudential Reinsurance Holdings                         3,100         72,463
    Scotsman Industries, Inc.                               2,500         44,063
                                                                      ----------
                                                                         588,613
                                                                      ----------
  Motor Vehicles -- 4.84%
    Excel Industries, Inc.                                  3,500         49,000
    Harley-Davidson, Inc.                                   3,500        100,625
    Myers Industries, Inc.                                  2,530         41,429
    Superior Industries International                       1,700         44,837
                                                                      ----------
                                                                         235,891
                                                                      ----------
  Non-Durables and Entertainment -- 1.45%
    Lancaster Colony Corp.                                  1,900         70,775
                                                                      ----------
  Non-Ferrous Metals -- 0.80%
    DT Industries, Inc.                                     2,900         39,150
                                                                      ----------
  Producer Goods -- 8.10%
    Hubbell, Inc. Class B                                   1,700        111,775
    Juno Lighting, Inc.                                     3,600         57,600
    Stewart & Stevenson Services, Inc.                      2,000         50,500
    Teleflex, Inc.                                            700         28,700
    Trimas Corp.                                            3,200         60,400
    Watts Industries, Inc. Class A                          3,700         86,025
                                                                      ----------
                                                                         395,000
                                                                      ----------
  Retail -- 2.73%
    Cato Corp. Class A                                      7,400         57,350
    Kohls Corp. *                                             900         47,250
    Talbots, Inc.                                           1,000         28,750
                                                                      ----------
                                                                         133,350
                                                                      ----------
  Travel and Recreation -- 1.39%
    Callaway Golf Co.                                       3,000         67,875
                                                                      ----------
TOTAL COMMON STOCKS                                                    4,643,184
                                                                      ----------
  (Cost $4,407,679)

TOTAL INVESTMENTS                                                     $4,878,819
                                                                      ==========

  (Cost $4,643,314)

* Non-income producing security

               THE WOODWARD VARIABLE ANNUITY CAPITAL GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                       Face Amount   Market Value
                     -----------                       -----------   ------------
TEMPORARY CASH INVESTMENT -- 3.88%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96, (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05 and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                $249,370     $  249,370
                                                                     ----------
  (Cost $249,370)
                                                          Shares
                                                          ------
COMMON STOCKS -- 96.12%
  Banks -- 3.27%
    Banc One Corp.                                         1,200         45,300
    Norwest Corp.                                          5,000        165,000
                                                                     ----------
                                                                        210,300
                                                                     ----------
  Business Machines -- 4.33%
    Autodesk, Inc.                                         3,000        102,750
    Microsoft Corp. *                                      2,000        175,500
                                                                     ----------
                                                                        278,250
                                                                     ----------
  Business Services -- 5.32%
    Automatic Data Processing, Inc.                        1,400        103,950
    Interpublic Group of Companies, Inc.                   3,000        130,125
    WMX Technologies, Inc.                                 3,600        107,550
                                                                     ----------
                                                                        341,625
                                                                     ----------
  Chemicals -- 5.50%
    Great Lakes Chemical Corp.                             2,500        180,000
    Sigma-Aldrich Corp.                                    3,500        173,250
                                                                     ----------
                                                                        353,250
                                                                     ----------
  Construction -- 5.28%
    Fluor Corp.                                            3,000        198,000
    York International Corp.                               3,000        141,000
                                                                     ----------
                                                                        339,000
                                                                     ----------
  Consumer Durables -- 3.20%
    Newell Co.                                             4,400        113,850
    Rubbermaid, Inc.                                       3,600         91,800
                                                                     ----------
                                                                        205,650
                                                                     ----------
  Containers -- 2.92%
    Crown Cork & Seal Co., Inc. *                          4,500        187,875
                                                                     ----------
  Drugs and Medicine -- 12.18%
    Johnson & Johnson                                      2,200        188,375
    Medtronic, Inc.                                        2,000        111,750
    Pall Corp.                                             6,000        161,250
    Stryker Corp.                                          3,000        157,500
    United Healthcare Corp.                                2,500        163,750
                                                                     ----------
                                                                        782,625
                                                                     ----------
  Electronics -- 6.82%
    General Motors Corp. Class E                           3,500        182,000
    Hewlett Packard Co.                                    1,500        125,625
    Intel Corp.                                            2,300        130,525
                                                                     ----------
                                                                        438,150
                                                                     ----------
  Energy and Utilities -- 2.08%
    Enron Corp.                                            3,500        133,438
                                                                     ----------
  Energy Raw Materials -- 3.78%
    Schlumberger Ltd.                                      1,900        131,575
    Western Atlas, Inc. *                                  2,200        111,100
                                                                     ----------
                                                                        242,675
                                                                     ----------
  Food and Agriculture -- 3.09%
    CPC International, Inc.                                1,000         68,625
    Sysco Corp.                                            4,000        130,000
                                                                     ----------
                                                                        198,625
                                                                     ----------
  Insurance -- 6.01%
    AFLAC, Inc.                                            4,000        173,500
    American International Group, Inc.                     2,300        212,750
                                                                     ----------
                                                                        386,250
                                                                     ----------
  Media -- 2.14%
    Donnelley (R.R.) & Sons Co.                            3,500        137,812
                                                                     ----------
  Miscellaneous & Conglomerates -- 3.22%
    Duracell International, Inc.                           4,000        207,000
                                                                     ----------
  Non-Durables and Entertainment -- 5.15%
    Cracker Barrel Old Country Store, Inc.                 9,000        155,250
    Service Corp International                             4,000        176,000
                                                                     ----------
                                                                        331,250
                                                                     ----------
  Producer Goods -- 3.24%
    Illinois Tool Works, Inc.                              1,600         94,400
    Stewart & Stevenson Services, Inc.                     4,500        113,625
                                                                     ----------
                                                                        208,025
                                                                     ----------
  Retail -- 7.00%
    Albertsons, Inc.                                       3,000         98,625
    Home Depot, Inc.                                       4,000        191,500
    Toys R Us *                                            1,300         28,275
    Walgreen Co.                                           4,400        131,450
                                                                     ----------
                                                                        449,850
                                                                     ----------
  Telephone -- 4.25%
    AirTouch Communications, Inc. *                        5,500        155,375
    MCI Communications Corp.                               4,500        117,563
                                                                     ----------
                                                                        272,938
                                                                     ----------
  Tobacco -- 1.30%
    UST, Inc.                                              2,500         83,437
                                                                     ----------
  Travel and Recreation -- 6.04%
    Carnival Corp. Class A                                 5,000        121,875
    Disney (Walt) Co.                                      2,400        141,600
    Gaylord Entertainment Co. Class A                      4,500        124,875
                                                                        388,350
                                                                     ----------
TOTAL COMMON STOCKS                                                   6,176,375
                                                                     ----------
  (Cost $5,665,057)

TOTAL INVESTMENTS                                                    $6,425,745
                                                                     ==========
  (Cost $5,914,427)

* Non-income producing security

                THE WOODWARD VARIABLE ANNUITY MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995

                                                                      Amortized
                                                                         Cost
                     Description                        Face Amount    (Note 2)
                     -----------                        -----------    --------
TEMPORARY CASH INVESTMENTS -- 32.19%
  American General Finance, Inc. Master Note, 5.85%,
1/2/96                                                   $ 25,000    $   25,000
  Paccar Leasing Corp. Master Note, 5.85%, 1/2/96          25,000        25,000
  Pitney Bowes Credit Corp. Master Note, 5.80%,
1/2/96                                                     25,000        25,000
  Transamerica Finance Group, Inc. Master Note,
5.85%, 1/2/96                                              25,000        25,000
  NationsBank Capital Markets, Inc., Revolving
    Repurchase Agreement, 6.00%, 1/2/96 (secured by
    various U.S. Treasury obligations with maturities
    ranging from 2/15/96 through 11/15/05 at various
    interest rates ranging from 0.00% to 12.375%, all
    held at Chemical Bank)                                170,907       170,907
  Nikko Securities Co. International, Inc., Revolving
    Repurchase Agreement, 5.90%, 1/2/96 (secured by
    various U.S. Treasury obligations with maturities
    ranging from 5/31/96 through 8/15/00 at various
    interest rates ranging from 0.00% to 8.75%, all
    held at the Bank of New York)                          90,000        90,000
                                                                     ----------
                                                                        360,907
                                                                     ----------
COMMERCIAL PAPER -- 52.64%
  Abbey National North America, 5.64%, 3/6/96              20,000        19,798
  Air Products & Chemicals, Inc., 5.64%, 3/14/96           40,000        39,547
  American Express Credit Corp., 5.62%, 6/14/96            20,000        19,498
  B.A.T. Capital Corp., 5.77%, 1/23/96                     20,000        19,930
  Barton Capital Corp., 5.80%, 1/26/96                     25,000        24,900
  Bass Finance (C.I.) Ltd., 5.71%, 2/14/96                 20,000        19,861
  BCI Funding Corp., 5.74%, 2/9/96                         20,000        19,877
  BEAL Cayman Ltd., 5.73%, 2/23/96                         20,000        19,833
  CPC International, Inc., 5.69%, 2/9/96                   20,000        19,877
  Echlin, Inc., 5.76%, 1/18/96                             40,000        39,892
  Electronic Data Systems Corp., 5.56%, 3/21/96            45,000        44,451
  Engelhard Corp., 5.75%, 1/19/96                          30,000        29,914
  Enterprise Funding Corp., 5.76%, 1/16/96                 20,000        19,952
  Explorer Pipeline Co., 5.76%, 1/24/96                    25,000        24,908
  International Lease Finance Corp., 5.76%, 1/9/96         20,000        19,974
  Monsanto Co., 5.69%, 2/8/96                              20,000        19,881
  Preferred Receivable Funding Corp., 5.73%, 2/2/96        25,000        24,873
  Ranger Funding Corp., 5.75%, 1/12/96                     20,000        19,965
  San Paolo U.S. Financial Co., 5.68%, 3/15/96             30,000        29,654
  Sheffield Receivables Corp., 5.73%, 2/1/96               20,000        19,902
  St. Michael Finance Ltd., 5.75%, 2/20/96                 35,000        34,723
  Sunbelt-Dix Inc., 5.79%, 2/13/96                         20,000        19,863
  Sweden (Kingdom of), 5.72%, 3/1/96                       20,000        19,811
  WMX Technologies, Inc., 5.50%, 9/9/96                    20,000        19,258
                                                                     ----------
                                                                        590,142
                                                                     ----------
NOTES -- 5.80%
  J.P. Morgan, 5.75%, 8/7/96                               20,000        19,976
  Seattle First National Bank, 5.51%, 6/14/96              45,000        45,000
                                                                     ----------
                                                                         64,976
                                                                     ----------
CERTIFICATES OF DEPOSIT -- 9.37%
  Bayerische Vereinsbank AG, 5.95%, 7/22/96                20,000        20,000
  Canadian Imperial Bank of Commerce, 5.95%, 10/23/96      20,000        20,000
  Harris Trust & Savings Bank, 5.72%, 2/29/96              25,000        25,000
  Royal Bank of Canada, 6.60%, 4/3/96                      20,000        20,003
  Toronto-Dominion Bank, Euro, 6.80%, 3/11/96              20,000        20,006
                                                                     ----------
                                                                        105,009
                                                                     ----------
TOTAL INVESTMENTS                                                    $1,121,034
                                                                     ==========

                       THE WOODWARD VARIABLE ANNUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

(1) Organization and Commencement of Operations

     The Woodward Variable Annuity Fund (the "Trust") was organized as a Delaware business trust on November 7, 1994, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of December 31, 1995, the Trust consisted of five separate series of which there were four Equity Funds and one Money Market Fund, as described below.

      Equity Funds:
         Woodward Variable Annuity Balanced Fund
         Woodward Variable Annuity Growth/Value Fund
         Woodward Variable Annuity Opportunity Fund
         Woodward Variable Annuity Capital Growth Fund

      Money Market Fund:
         Woodward Variable Annuity Money Market Fund

     The Trust commenced operations on March 30, 1995. Shares of the Trust are made available to serve as the underlying investment media of the variable annuity contracts issued by Separate Account Six of the ITT Hartford Life & Annuity Insurance Company. Orders for the Trust's shares are executed in accordance with the investment instructions of the contract owners.

(2) Significant Accounting Policies

     The following is a summary of significant accounting policies followed in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

     The Equity Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes. Securities for which market prices or dealer quotes are not readily available are valued by the investment advisor, NBD Bank (NBD) in accordance with procedures approved by the Board of Trustees.

     Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Money Market Fund utilizes the amortized cost method to determine the carrying value of investment securities. Under this method, investment securities are valued for both financial reporting and federal tax purposes at amortized cost and any discount or premium is amortized from the date of acquisition to maturity. The use of this method results in a carrying value which approximates market value. Market value is determined based upon quoted market prices or dealer quotes.

     Investment security purchases and sales are accounted for on the day after trade date by the Equity Funds and on the trade date for the Money Market Fund.

     The Trust invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve open market desk will do business. NBD, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to the Trust's investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by NBD to assure its value remains at least equal to 102% of the repurchase agreement amount; and
3) funds are not disbursed by the Trust or its agent unless collateral is presented or acknowledged by the collateral custodian.

   Investment Income

     Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code. Premiums and discounts on mortgage-backed securities are amortized/accreted using the effective interest rate method. As prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

   Federal Income Taxes

     It is Woodward's policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

     Net realized gains differ for financial statement and tax purposes primarily because of the recognition of wash sale transactions and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the funds. Certain book-to-tax timing differences for the funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

   Shareholder Dividends

     Dividends from net investment income are declared and paid quarterly by the Equity Funds. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code.

     On each business day except those holidays the New York Stock Exchange (Exchange), NBD or its bank affiliates observe, the Money Market Fund net investment income is declared as a dividend, at the close of the Exchange, to shareholders of record at such close. Such dividends are paid monthly.

   Deferred Organization Costs

     Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of each series.

   Expenses

     Expenses are charged daily as a percentage of the respective Fund's net assets. The Trust monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Woodward or a change in expectations as to the level of actual expenses.

(3) Transactions with Affiliates

     First of Michigan Corporation (FoM) and Essex National Securities, Inc. (Essex) act as sponsors and co-distributors of Woodward's shares. Neither FoM nor Essex is entitled to any fee pursuant to their Distribution Agreement with the Trust.

     NBD is the investment advisor pursuant to the Advisory Agreement. For its advisory services to the Trust, NBD is entitled to a fee, computed daily and payable monthly. Under the Advisory Agreement, NBD also provides the Trust with certain administrative services, such as maintaining the Trust's general ledger and assisting in the preparation of various regulatory reports. NBD receives no additional compensation for such services.

     NBD has agreed that it may waive its fees in whole or in part; and, if in part, may specify the particular fund to which such waiver relates as may be required to satisfy any expense limitation imposed by state securities laws or other applicable laws. At present, no restrictive expense limitation is imposed on the Trust. Restrictive limitations could be imposed as a result of changes in current state laws and regulations in those states where the Trust has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations. For the period ended December 31, 1995, NBD reimbursed the Balanced Fund, Growth/Value Fund, Opportunity Fund, Capital Growth Fund and the Money Market Fund for certain expenses in the amounts of $80,459, $67,776, $80,078, $63,458 and $60,828, respectively.

     NBD is also compensated for its services as the Trust Custodian, Transfer Agent and Dividend Disbursing Agent, and is reimbursed for certain expenses incurred on behalf of the Trust.

     See Note 5 for a summary of fee rates and expenses pursuant to these agreements.

(4) Investment Securities Transactions

     Information with respect to investment securities and security transactions based on the aggregate cost of investments for federal income tax purposes, excluding short-term securities, is as follows:

                            Balanced    Growth/Value   Opportunity
                              Fund          Fund           Fund
                          -----------    -----------   ------------
Gross Unrealized Gains    $   869,453    $  368,851     $  374,459
Gross Unrealized Losses      (116,975)      (59,980)      (155,832)
                          -----------    ----------     ----------
                          $   752,478    $  308,871     $  218,627
                          ===========    ==========     ==========
Federal Income Tax Cost   $10,305,113    $3,373,347     $4,660,192
Purchases                 $ 9,121,220    $3,414,752     $5,283,805
Sales & Maturities        $   845,127    $  357,869     $  839,848

                          Capital Growth   Money Market
                               Fund            Fund
                          --------------   ------------
Gross Unrealized Gains      $  659,291      $       --
Gross Unrealized Losses       (147,973)             --
                            ----------      ----------
                            $  511,318      $       --
                            ==========      ==========
Federal Income Tax Cost     $5,914,427      $1,121,034
Purchases                   $5,809,051      $8,666,719
Sales & Maturities          $  152,116      $7,549,777

(5) Expenses

      Following is a summary of total expense rates charged, advisory fee rates payable to NBD, and amounts paid to NBD, pursuant to the agreements described in Note 3 for the year ended December 31, 1995. The rates shown are stated as a percentage of each fund's average net assets.

                                               Balanced   Growth/Value   Opportunity
               Effective Date                    Fund         Fund           Fund
               --------------                  --------   ------------   -----------
Expense Rates:
  March 30                                         0.85%        0.85%          0.85%
NBD Advisory Fee:
  March 30                                         0.75%        0.75%          0.75%
Amounts Paid:
  Advisory Fee to NBD                          $ 40,501     $ 12,510       $ 16,064
  Other Fees & Out of Pocket Expenses to NBD   $ 32,789     $ 22,762       $ 34,361
Expense
  Reimbursements by NBD                        $(80,459)    $(67,776)      $(80,078)

                                               Capital Growth   Money Market
               Effective Date                       Fund            Fund
               --------------                  --------------   ------------
Expense Rates:
  March 30                                            0.85%           0.50%
NBD Advisory Fee:
  March 30                                            0.75%           0.45%
Amounts Paid:
  Advisory Fee to NBD                             $ 20,847        $  2,731
  Other Fees & Out of Pocket Expenses to NBD      $ 17,672        $  8,422
Expense
  Reimbursements by NBD                           $(63,458)       $(60,828)

(6) Equity of Affiliates:

      As of December 31, 1995, Hartford Life Insurance Company held direct interest in shares as follows:

                                 Percent of
                                   Total
                       Shares      Shares
                       ------    ---------
Balanced Fund         306,897      30.84%
Growth/Value Fund      50,580      15.67%
Opportunity Fund       50,235      11.14%
Capital Growth Fund    50,291       8.89%
Money Market Fund     520,213      44.24%

                       THE WOODWARD VARIABLE ANNUITY FUND
                              FINANCIAL HIGHLIGHTS

      The Financial Highlights present a per share analysis of how the Variable Annuity Funds' net asset values have changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These financial highlights have been derived from the financial statements of the Funds and other information for the period presented.

                                             Balanced      Growth/Value    Opportunity    Capital Growth    Money Market
                                               Fund            Fund            Fund            Fund             Fund
                                          -------------   -------------   -------------   --------------   -------------
                                           Period Ended    Period Ended    Period Ended    Period Ended     Period Ended
                                          Dec. 31, 1995   Dec. 31, 1995   Dec. 31, 1995    Dec. 31, 1995   Dec. 31, 1995
                                          -------------   -------------   -------------    -------------   -------------
Net asset value, beginning of period       $     10.00      $    10.00      $    10.00      $    10.00       $     1.00
Income from investment operations:
    Net investment income                         0.25            0.13            0.05            0.05             0.03
    Net realized and unrealized
      gains on investments                        1.27            1.63            1.02            1.38               --
                                           -----------      ----------      ----------      ----------       ----------
Total from investment operations                  1.52            1.76            1.07            1.43             0.03
                                           -----------      ----------      ----------      ----------       ----------
Less distributions:
  From net investment income                     (0.25)          (0.13)          (0.05)          (0.05)           (0.03)
  From realized gains                               --           (0.00)             --           (0.01)              --
  In excess of realized gains                       --              --           (0.00)             --               --
                                           -----------      ----------      ----------      ----------       ----------
Total distributions                              (0.25)          (0.13)          (0.05)          (0.06)           (0.03)
                                           -----------      ----------      ----------      ----------       ----------
Net asset value, end of period             $     11.27      $    11.63      $    11.02      $    11.37       $     1.00
                                           ===========      ==========      ==========      ==========       ==========
Total Return (b)                                 20.15%(a)       22.75%(a)       14.20%(a)       18.82%(a)         5.41%(a)
Ratios/Supplemental Data
Net assets, end of period                  $11,210,876      $3,753,691      $4,972,365      $6,434,936       $1,175,892
Ratio of expenses to average net assets           0.85%(a)        0.85%(a)        0.85%(a)        0.85%(a)         0.50%(a)
Ratio of net investment income
  to average net assets                           3.61%(a)        1.78%(a)        0.67%(a)        0.81%(a)         5.27%(a)
Ratio of expenses to average
  net assets without fee
  waivers/ reimbursed expenses                    2.34%(a)        4.93%(a)        4.64%(a)        3.15%(a)        10.48%(a)
Ratio of net investment income to
  average net assets without fee
  waivers/reimbursed expenses                     2.12%(a)       (2.30)%(a)      (3.12)%(a)      (1.49)%(a)       (4.71)%(a)
Portfolio turnover rate                          14.05%          17.47%          32.11%           4.46%             N/A
Average commission rate                    $      0.10      $     0.14      $     0.11      $     0.11              N/A

----------------
(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
   The Woodward Variable Annuity Fund:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of THE WOODWARD VARIABLE ANNUITY FUND (comprising, as indicated in Note 1, the Balanced, Growth/Value, Opportunity, Capital Growth and Money Market Funds) as of December 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from inception (as indicated in Note
1) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1995, by inspection and correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Woodward Variable Annuity Fund as of December 31, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the period from inception (as indicated in Note 1) through December 31, 1995 in conformity with generally accepted accounting principles.

                                                    ARTHUR ANDERSEN LLP

Detroit, Michigan,
  February 19, 1996.

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Woodward Form No.: WVA 08